UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21707

PRESIDIO FUNDS

(Exact name of registrant as specified in charter)

3717 Buchanan Street, Suite 200

San Francisco, CA                                        94123

(Address of principal executive offices)                                  (Zip code)

Kevin C. O’Boyle

Presidio Fund

3717 Buchanan Street, Suite 200

San Francisco, CA 94123

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 441-3034

Date of fiscal year end: April 30

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Presidio Fund

Semi-Annual Report

October 31, 2007

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

November 26, 2007

Dear Shareholder:

This semi-annual shareholder report covers the six-month period ended October 31, 2007. Please refer to the Fund's website at www.presidiofunds.com for information regarding the first dividend and capital gains distributions.

Performance

Presidio Fund's net asset value on October 31, 2007 was $15.44, representing a 54.40% total return since inception on May 3, 2005. The Fund generated an 18.99% compounded annual return since inception, compared to 15.23% for the Dow Jones Wilshire 5000 Index. At period end, 88.4% of the Fund's net assets were invested in equities, 11.6% in net cash.* Total net assets amounted to $75,147,793.

At October 31, 2007, the weighted-average market capitalization of the Fund's equity investments approximated $9.57 billion, while the median market capitalization approximated $1.1 billion. Large-cap stocks (>$10 billion market capitalization) comprised approximately 16.2% of Fund assets, mid-cap stocks 23.0% ($1.5-$10 billion market capitalization), and small-cap stocks (<$1.5 billion market capitalization) 49.2%.

This period was marked by the return of market volatility. Stock markets remained strong and calm into mid-July, at which point turmoil in the credit markets resulted in sharp declines in the major indices of approximately 10% during the subsequent month. At this juncture, the Federal Reserve lowered the discount rate. Subsequently, the Fed reduced the federal funds rate twice, by a cumulative total of 75 basis points. These actions facilitated a new market rally, which enabled the major indices to reach new highs before receding a bit at period end. For the full six-month period, Presidio Fund generated a return of 4.89%, compared to 5.47% for the Dow Jones Wilshire 5000 index and 1.95% for the Russell 2000. In general, small-cap stocks continued to under-perform mid-cap and large-cap stocks, a trend that commenced in the spring of 2006.

Investment Highlights

Presidio Fund's best-performing investments during the period were in the business services, basic materials (agriculture, energy, and precious metals) and technology sectors. Aftermarket Technologies, FTI Consulting, and Willbros Group continued to generate strong returns as their business results improved further. Technology sector performance was led by investments in Advanced Analogic Technologies, EMS Technologies, and Power Integrations. In addition, Keystone Automotive and Playtex were acquired at significant premiums.

The Fund's worst-performing investments generally were in the retail and consumer products sectors. These investments performed poorly for a number of reasons. First, even though business results improved or met expectations, some were marked down due to increased concerns about U.S. consumer spending as credit markets tightened in response to recent credit losses suffered by banks and other lenders. Carter's, Family Dollar Stores, Helen of Troy, Inter Parfums, Liz Claiborne, and Newell Rubbermaid seemed to fit into this category. We took this opportunity to increase our positions in

* Net cash represents cash equivalents and other assets

less liabilities.

2007 Semi-Annual Report 1

Carter's and Newell Rubbermaid. Second, as corporate credit tightened, some investments suffered from the removal of the pricing premium which existed for stocks which were considered to be acquisition candidates by private equity firms or strategic buyers. Advance Auto Parts, The Cooper Companies, Cott Corporation, and Jo-Ann Fabrics fit this category. We significantly increased our position in Advance Auto Parts. Third, some companies reported disappointing results. Casual Male, Cott, and Rent-a-Center fell into this category. In response, we significantly increased our position in Casual Male, but sold Cott and Rent-a-Center as we no longer have confidence that our original investment theses for these companies will materialize. The net loss on the Rent-a-Center investment was immaterial, but the loss on Cott was significant.

One retail position that we increased was Advance Auto Parts, a leading auto parts retailer with most of its stores located east of the Rockies. 70% of its sales are considered   nondiscretionary, rendering the business somewhat insensitive to the general economy over time. The board recently changed management due to dissatisfaction with the company's operational performance. Advance Auto Parts is now improving its parts availability to better meet customer requests, increasing its emphasis on the growing commercial parts business, reducing unnecessary overhead expense; and becoming more disciplined with capital investments. We expect earnings per share to increase to $2.60 in 2008, even with below-average same-store sales growth. If the company can boost its same-store sales by 3% annually in 2009 and 2010, while improving operating margins to its targeted range, then 2010 EPS potential approximates $3.65. The stock now trades at less than 14 times projected 2008 earnings.

Our investments in the telecommunications services, insurance, capital goods, and industrial products sectors also performed poorly during the period. Faro Technologies reported disappointing third quarter results two months after conducting a secondary offering to raise additional capital. Sprint Nextel continued to struggle and fired its CEO. Meanwhile, MMC failed in its promised turnaround and Rogers Corporation continued to struggle with its operations. We increased our position in Faro, as we remain confident in its long-term business prospects; but sold MMC and Rogers. We lost confidence in MMC management, and soured on Rogers' business model. We suffered a small loss on MMC, while we realized a net gain on our Rogers Corporation investment.

Market Environment

We believe that the U.S. economy has now completed a prolonged cycle of dramatic credit growth, which appears to have been facilitated by loose monetary policy and a distinct lack of prudence by lenders and purchasers of loans.

Beginning in July 2007, credit conditions tightened considerably across the board as significant credit losses were realized by various hedge funds and lending entities such as commercial banks, investment banks, and mortgage lenders. Significant credit losses are now also being realized by government-sponsored enterprises (Fannie Mae and Freddie Mac) and may be realized by bond guaranty companies. The full magnitude of the losses suffered still remains to be determined. Until the entirety of losses suffered becomes transparent, credit market conditions could remain difficult - representing a headwind for the stock market.

To the extent that credit growth, which most noticeably manifested itself in the U.S. housing market, propelled faster economic growth, we should expect credit tightening to have a negative impact on economic growth. However, considering the plethora of

2007 Semi-Annual Report 2

variables that affect economic growth, it is extremely difficult to quantify the potential impact of credit availability on the U.S. economy - and certainly beyond our abilities.

We expect the authorities to continue their attempts to "socialize" losses through the creation of new money. This may alleviate current credit market difficulties to some degree, but should ultimately result in higher inflation as the dollar's purchasing power declines. Since fund inception, we have invested a limited portion of our cash on hand into precious metals to help protect the Fund from this policy bias.

While we are not macroeconomists, we understand and consider macroeconomic factors when deciding how to allocate our time in our "bottoms-up" stock selection process. Consequently, since fund inception we have not allocated much research effort to the financial services or homebuilding sectors and have had almost no investment exposure to these areas. Even now, although almost 20% of the names on our primary screen are lending companies (banks, savings and loans, etc.), we are not yet focusing on the sector due to the lack of transparent financial disclosure. We also are not focusing on the homebuilding sector, because it does not yet appear to be close to rebounding.

Our position on the consumer has been more nuanced. We have viewed demand for consumer durable goods - which often require financing - as vulnerable. But, we have believed that demand for lower-cost, every-day type goods would hold up reasonably well. Consequently, we have a number of investments in the consumer products and retail   sectors. These investments consist of companies undergoing operational restructurings, as well as those with significant secular growth opportunities. Recently, as described in the investment highlights, the market began to discount a significant pull back in consumer spending across the board. Retailers are now trading at very low valuations when comparing their prices to projected 2007 and 2008 earnings. This suggests that the market does not believe that such earnings will materialize. We continue to devote significant research effort to the consumer products and retail sectors.

Conclusion

While the short-term market outlook may be uncertain due to the negative factors described above, we are encouraged by the increasing quality and quantity of stocks that are coming into our universe for consideration. Recall that we focus on companies that are out of favor due to disappointing recent operational performance, and have a preference for such companies that also operate in markets with solid long-term growth opportunities. In a difficult market environment, the valuations of our investment candidates often become increasingly attractive, potentially setting up the opportunity for above-average investment returns over time.

In closing, we would like to extend a warm welcome to new Fund shareholders, and thank continuing shareholders for your continued support and trust.

Sincerely,

Kevin O'Boyle

President

2007 Semi-Annual Report 3

Presidio Fund

PERFORMANCE INFORMATION

October 31, 2007 NAV $15.44

Average annual rate of return (%) for periods ended October 31, 2007.

                                                                                          Since

1 Year(A)             Inception(A)

Presidio Fund                                       16.53%                 18.99%

Dow Jones Wilshire 5000 Index(B)                15.06%

     15.23%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Presidio Fund was May 3, 2005.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S.-headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2007 Semi-Annual Report 4

Availability of Quarterly Schedule of Investments

(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

(Unaudited)

KCO Investments, Inc., the Fund’s adviser, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.presidiofunds.com or is also available without charge, upon request, by calling our toll free number (1-800-595-3166). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-595-3166). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example

(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on April 30, 2007 and held through October 31, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds'   shareholder reports.

                                                                                                                            Expenses Paid

                                                         Beginning                   Ending                   During the Period*

                                                     Account Value           Account Value             April 30, 2007 to

                                        April 30, 2007         October 31, 2007          October 31, 2007

Actual                                   $1,000.00                 $1,048.91                          $7.73

Hypothetical                          $1,000.00                 $1,017.60                          $7.61

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2007 Semi-Annual Report  5

Presidio Fund
		Schedule of Investments
		October 31, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Aerospace/Defense
51,000	Argon ST, Inc. *	$ 1,030,710	1.37%

Agriculture
58,600	UAP Holding Corp.	1,865,238	2.48%

Automotive
30,000	Gentex Corp.	623,400
6,700	Harman International Industries Inc.	564,140
		1,187,540	1.58%

Basic Materials
75,200	Central Fund of Canada (Canada)	782,832
15,100	Newmont Mining Corp.	767,986
		1,550,818	2.07%

Business Services
52,700	Aftermarket Technology Corp. *	1,819,204
28,100	Cardinal Health Inc.	1,911,643
37,800	FTI Consulting Inc. *	2,052,540
143,600	IKON Office Solutions Inc.	1,895,520
122,900	Learning Tree International Inc. *	2,707,487
		10,386,394	13.82%

Capital Goods
66,000	Avid Technology Inc. *	1,939,740
21,000	Cutera Inc. *	514,920
62,500	FARO Technologies Inc. *	1,797,500
74,200	X-Rite Inc.	1,032,122
		5,284,282	7.03%

Consumer Products
95,500	Carters Inc. *	2,108,640
20,000	Liz Claiborne Inc.	569,400
48,300	Helen of Troy Ltd. *	869,400
52,800	Inter Parfums Inc.	1,258,752
56,700	Newell Rubbermaid Inc.	1,653,372
19,600	The Cooper Companies Inc.	823,200
		7,282,764	9.69%

Energy
15,000	Murphy Oil Corp.	1,104,450
9,200	Occidental Petroleum Corp.	635,260
9,200	Whiting Petroleum Corp. *	497,352
59,200	Willbros Group Inc. *	2,265,584
		4,502,646	5.99%

Healthcare Capital Equipment
39,800	Abaxis Inc. *	1,166,936
77,700	Cardiac Science Corp. *	823,620
39,800	Digirad Corp. *	131,738
31,500	Omnicell Inc. *	831,600
79,900	ZOLL Medical Corp. *	1,954,354
		4,908,248	6.53%

Healthcare Products
48,600	Boston Scientific Corp. *	674,082
31,500	CONMED Corp. *	895,860
22,300	Symmetry Medical, Inc. *	382,445
		1,952,387	2.60%

Healthcare Services
82,100	eResearchTechnology Inc. *	911,310
12,500	Omnicare Inc.	368,750
		1,280,060	1.70%

Industrial Products
30,400	Zebra Technologies Corp. CL A *	1,188,336	1.58%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  6

Presidio Fund
	Schedule of Investments
	October 31, 2007 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Insurance and Insurance Brokers
21,000	Mercury General Corp.	$ 1,077,510	1.44%

Media
83,700	News Corp. CL A	1,813,779	2.41%

Retail
45,000	Advance Auto Parts Inc.	1,535,400
166,900	Casual Male Retail Group Inc. *	1,395,284
39,500	Gap Inc.	746,550
14,600	Jo-Ann Stores Inc. *	281,342
25,200	Family Dollar Stores Inc.	638,820
		4,597,396	6.12%

Software
125,900	Callidus Software Inc. *	930,401
115,700	Compuware Corp. *	1,157,000
21,600	SPSS Inc. *	820,800
20,600	Taleo Corp. *	575,770
		3,483,971	4.64%

Technology
109,300	Advanced Analogic Technologies, Inc. *	1,320,344
47,600	Power Integrations Inc. *	1,548,428
43,000	Sonic Solutions *	516,000
219,700	Sun Microsystems, Inc. *	1,254,487
197,400	Synplicity Inc. *	1,239,672
50,700	Volterra Semiconductor Corporation *	623,103
		6,502,034	8.65%

Telecommunications Equipment
40,100	EMS Technologies Inc.*	1,124,404
30,400	Motorola Inc.	571,216
21,400	Nortel Networks Corp. (Canada) *	345,182
85,100	Radyne Corp. *	877,381
206,200	TTI Team Telecom International Ltd. (Israel) *	511,376
		3,429,559	4.56%
Telecommunications Services
38,900	Sprint Nextel Corp.	665,190	0.89%

Total for Common Stocks (Cost $52,906,441)		63,988,862	85.15%

EXCHANGE TRADED FUNDS
8,200	Market Vectors Global Agribusiness ETF *	420,660
25,400	streetTRACKS Gold Shares *	1,995,932
Total for Exchange Traded Funds (Cost $1,799,155)		2,416,592	3.22%

GOVERNMENT BILLS
1,000,000	US Treasury Bill, 3.54%, 11/15/2007	998,092
1,000,000	US Treasury Bill, 3.61%, 11/23/2007	998,199
1,000,000	US Treasury Bill, 3.67%, 12/20/2007	994,436
1,100,000	US Treasury Bill, 3.80%, 01/24/2008	1,089,981
Total for Government Bills (Cost $4,060,081)		4,080,708	5.42%

Cash Equivalents
4,371,211	First American Treasury Obligation Cl Y 4.18%**	4,371,211	5.82%
	(Cost - $4,371,211)

	Total Investments	74,857,373	99.61%
	(Cost - $63,136,888)

	Other Assets in Excess of Liabilities	290,420	0.39%

	Net Assets	$ 75,147,793	100.00%

*Non-Income Producing Securities.

** Variable rate security; the coupon rate shown

represents the rate at October 31, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report 7

Presidio Fund

Statement of Assets and Liabilities (Unaudited)
October 31, 2007

Assets:
Investment Securities at Market Value	$ 74,857,373
(Identified Cost - $63,136,888)
Cash	11,900
Receivables:
Securities Sold	1,225,455
Fund Shares Sold	18,357
Dividends and Interest	21,282
Total Assets	76,134,367
Liabilities
Payables:
Administrative Fees	33,817
Management Fees	67,683
Securities Purchased	885,074
Total Liabilities	986,574
Net Assets	$ 75,147,793
Net Assets Consist of:
Paid In Capital	$ 60,144,836
Accumulated Undistributed Net Investment Income (Loss)	(192,172)
Realized Gain on Investments - Net	3,474,644
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	11,720,485
Net Assets, for 4,866,936 Shares Outstanding	$ 75,147,793
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price (Note 2)
Per Share ($75,147,793/4,866,936 shares)	$ 15.44
Minimum Redemption Price Per Share ($15.44 * 0.98)	$ 15.13

Statement of Operations (Unaudited)
For the six month period ended October 31, 2007

Investment Income:
Dividends	$ 140,936
Interest	201,760
Total Investment Income	342,696
Expenses:
Administrative Fees (Note 3)	178,273
Management Fees (Note 3)	356,595
Total Expenses	534,868

Net Investment Loss	(192,172)

Realized and Unrealized Gain from Investments:
Net Realized Gain from Investments	2,273,048
Net Increase In Unrealized Appreciation from Investments	1,281,769
Net Realized and Unrealized Gain from Investments	3,554,817

Net Increase in Net Assets Resulting from Operations	$ 3,362,645

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  8

Presidio Fund

Statement of Changes in Net Assets	(Unaudited)
	Six Months	For the year
	ended	ended
	October 31, 2007	April 30, 2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (192,172)	$ (221,810)
Net Realized Gain (Loss) from Investments	2,273,048	1,347,227
Unrealized Appreciation on Investments	1,281,769	6,033,051
Net Increase in Assets Resulting from Operations	3,362,645	7,158,468

Distributions to Shareholders	0	0

Capital Share Transactions:
Proceeds From Sale of Shares	13,283,886	24,591,691
Proceeds From Redemption Fees (Note 2)	390	1,037
Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(5,195,416)	(4,282,353)
Net Increase from Shareholder Activity	8,088,860	20,310,375

Total Increase	11,451,505	27,468,843

Net Assets at Beginning of Period	63,696,288	36,227,445
Net Assets at End of Period (includes undistributed net	$ 75,147,793	$ 63,696,288
investment loss of $(192,172) and $0, respectively)

Share Transactions:
Issued	882,554	1,874,352
Reinvested	0	0
Redeemed	(343,795)	(332,882)
Net increase in shares	538,759	1,541,470
Shares outstanding beginning of period	4,328,177	2,786,707
Shares outstanding end of period	4,866,936	4,328,177

Financial Highlights	(Unaudited)
Selected data for a share of capital stock	Six Months		For the year	For the period
outstanding throughout the period:	ended		ended	ended
	October 31, 2007		April 30, 2007	April 30, 2006*
Net Asset Value -
Beginning of Period	$ 14.72		$ 13.00	$ 10.00
Net Investment Loss ***	(0.04)		(0.06)	(0.07)
Net Gains or Losses on Securities
(realized and unrealized)	0.76		1.78	3.07
Total from Investment Operations	0.72		1.72	3.00

Less Distributions	0.00		0.00	0.00

Net Asset Value -
End of Period	$ 15.44		$ 14.72	$ 13.00
Total Return ****	4.89%		13.23%	30.00%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	75,148		63,696	36,227

Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	**
Ratio of Net Income to Average Net Assets	-0.54%	**	-0.47%	-0.59%	**

Portfolio Turnover Rate	40.22%		57.55%	29.50%

* May 3, 2005 (Commencement of investment operations) through April 30, 2006.
** Annualized
*** Per share amounts were calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and is not annualized.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  9

NOTES TO FINANCIAL STATEMENTS

PRESIDIO FUND

OCTOBER 31, 2007

(UNAUDITED)

1.) ORGANIZATION

Presidio Fund (the "Fund") is a non-diversified series of the Presidio Funds (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on January 22, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on May 3, 2005. The Fund’s investment adviser is KCO Investments, Inc. (the “Adviser”). The Fund's investment objective is long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market generally are valued at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the six-month period ended October 31, 2007 proceeds from redemption fees were $390.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

2007 Semi-Annual Report  10

Notes to the Financial Statements (Unaudited) - continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2007 Semi-Annual Report  11

Notes to the Financial Statements (Unaudited) - continued

NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, on May 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

3.) MANAGEMENT AND SERVICES AGREEMENTS

The Fund has a management agreement with the Adviser (the "Management Agreement") to furnish investment advisory services to the Fund, consistent with the Fund’s objectives and policies. The Fund will pay the Adviser a monthly management fee based on the Fund's average daily net assets at the annual rate of 1.00%. The Fund also has a services agreement with the Adviser (the "Services Agreement"), under which the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of .50% on assets up to $75 million and .40% on assets in excess of $75 million. Under the Services Agreement, the Adviser provides administrative and supervisory services as well as the services of a Chief Compliance Officer; and assumes all Fund operating expenses other than the management fee, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary or non-recurring expenses. Kevin O'Boyle is the sole shareholder of the Adviser and also serves as a trustee/officer of the Fund.  For the six-month period ended October 31, 2007, the Adviser earned management fees totaling $356,595, of which $67,683 was still due to the Adviser at October 31, 2007. For the same period the Adviser earned administrative fees of $178,273, of which $33,817 was still due to the Adviser at October 31, 2007.

4.) INVESTMENT TRANSACTIONS

For the six-months ended October 31, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $30,267,088 and $25,520,809, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At October 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

      Appreciation                    (Depreciation)                         Net Appreciation (Depreciation)

      $13,481,017                     ($1,760,532)                                          $11,720,485

5.) TAX MATTERS

The Fund did not pay a dividend distribution for the fiscal six-month period ended October 31, 2007.

2007 Semi-Annual Report  12

Notes to the Financial Statements (Unaudited) - continued

6.) RELATED PARTY TRANSACTIONS

Kevin C. O’Boyle is the owner and control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management and administrative fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund received, in aggregate, $6,000 in Trustee fees from the Adviser through the fiscal six-month period ended October 31, 2007.

2007 Semi-Annual Report 13

Board of Trustees

Eric Gonzales

John McGrath

Kevin O’Boyle

Eric Sussman

Investment Adviser

KCO Investments, Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered

Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Presidio Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Presidio Funds

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:          01/03/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:          01/03/08

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

Chief Financial Officer

Date:          01/03/08